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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      September 22, 2000
                                                  ------------------------------


                               INTRUSION.COM, INC.
------------------------- ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
---------------------------------- ---------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



000-20191                                                            75-1911917
--------------------------------------------------------------------------------
(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



1101 East Arapaho Road, Richardson, Texas                                 75081
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (972) 234-6400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

         On September 22, 2000, SAIC Venture Capital Corporation ("SAIC VCC") exercised its 2nd and final warrant to purchase 750,000 shares of the Registrant's common stock for $10.50 per share generating cash of $7,875,000. The warrant was issued to SAIC VCC's parent, Science Applications International Corporation ("SAIC"), on September 25, 1998 in conjunction with the acquisition by the Registrant of Kane Secure Enterprise (formerly Computer Misuse Detection System) and certain other intellectual property from SAIC.

         The text of the Registrant's press release announcing the exercise of the SAIC warrant is attached hereto as Exhibit 99.1 and is incorporated by reference.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.


               (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.


               (c)  EXHIBITS.

                    99.1 Text of press release of the Registrant, dated
                         September 25, 2000 announcing the warrant exercise.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          INTRUSION.COM, INC.



Dated:  September 29, 2000                By:  /s/ Jay R. Widdig
                                             -----------------------
                                               Jay R. Widdig,
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                              Description of Exhibit
-----------                              ----------------------

99.1 Text of press release of the Registrant, dated September 25, 2000 announcing the warrant exercise.